UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

Myriad Genetics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-26642

Delaware	87-0494517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

320 Wakara Way

Salt Lake City, UT 84108

(Address of principal executive offices, including zip code)

(801) 584-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 2, 2011, at our annual meeting of stockholders, our stockholders approved an amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan (as amended, the “2010 Plan”), to increase the number of shares of common stock available for grant of awards under the 2010 Plan by an additional 3,500,000 shares. A description of the material features the 2010 Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 11, 2011, under the heading “Proposal 2: Increase in the aggregate number of shares available for grant under our 2010 Employee, Director and Consultant Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) On December 2, 2011, we held our annual meeting of stockholders. Of the 84,548,930 shares of common stock issued and outstanding and eligible to vote as of the record date of October 3, 2011, a quorum of 75,953,590 shares, or approximately 89.83 % of the eligible shares, was present in person or represented by proxy.

(b) At our annual meeting of stockholders, the following proposals were approved by our stockholders:

•

The election of Walter Gilbert, Ph.D, Dennis H. Langer, M.D, J.D and Lawrence C. Best to serve on our Board of Directors for three-year terms expiring at the 2014 Annual Meeting of Stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal;

•	The amendment of our 2010 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares of common stock available for the grant of awards by 3,500,000 shares;

•	The ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2012;

•	The compensation of our named executive officers as disclosed in the proxy statement (on a non-binding, advisory basis); and

•	The frequency of holding an advisory vote on the compensation of our named executive officers each year (on a non-binding, advisory basis).

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Walter Gilbert, Ph.D	66,509,996	4,309,423	5,134,171
Dennis H. Langer, M.D, J.D.	67,698,321	3,121,098	5,134,171
Lawrence C. Best	68,253,422	2,565,997	5,134,171

2.	Approval of an amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares of common stock available for the grant of awards by 3,500,000 shares:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,844,245	13,948,583	26,591	5,134,171

3.	Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2012:

Votes For	Votes Against	Votes Abstained
74,781,802	1,126,872	44,916

4.	The compensation of our named executive officers as disclosed in the proxy statement (on a non-binding, advisory basis):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,640,555	11,152,751	26,113	5,134,171

5.	The frequency of holding an advisory vote on the compensation of our named executive officers (on a non-binding, advisory basis):

Votes For Every Year	Votes For Every Two Years	Votes For Every Three Years	Votes Abstained
63,733,139	72,586	6,913,621	100,073

(d) Consistent with the Board of Directors’ recommendation in the proxy statement and the shareholder votes at the annual meeting, the Board of Directors has determined to hold a non-binding, advisory vote on the compensation of our named executive officers each year until the next required vote on the frequency of such advisory vote. The next shareholder vote on the frequency of such advisory vote currently is expected to be held at our 2017 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1+	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended

(+)	Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: December 5, 2011	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1+	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended

(+)	Management contract or compensatory plan arrangement.